                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                            )
                                  )       Chapter 11
DOEHLER-JARVIS, INC., et al.,     )       Case Nos. 97-953 (SLR)
                                  )       through 97-962 (SLR)
                                  )
                   Debtors.       )       Jointly Administered
                                  )

      STIPULATION AND ORDER AMONG THE DEBTORS, GENERAL ELECTRIC COMPANY AND
         CARIBE GENERAL ELECTRIC PRODUCTS, INC. REGARDING ASSUMPTION OF
       SETTLEMENT AGREEMENT AND THE WITHDRAWAL OF CLAIM NOS. 1741 AND 1742

         This stipulation and order (the "Stipulation") is made and entered into this 24th of November, 1998, by and between the above-captioned debtors and debtors in possession (collectively, the "Debtors") on the one hand, and General Electric Company and Caribe General Electric Products, Inc. (collectively, "GE") on the other hand, by and through their respective undersigned counsel.

         WHEREAS, on November 10, 1987, a Record of Decision was issued naming Harman Automotive Puerto Rico, Inc. ("Harman Puerto Rico")1 as one of several potentially responsible parties by the United States Environmental Protection Agency (the "EPA") pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.ss. 9601 et seq., concerning environmental contamination at the Vega Alta, Puerto Rico Superfund site (the "Site"); and








-------------------
1 Harman Puerto Rico was a former subsidiary of Harman Automotive Inc. ("Harman"). Harman Puerto Rico has been dissolved and is not a debtor in the above-referenced chapter 11 cases (the "Bankruptcy Cases").

         WHEREAS, GE is also a named potentially responsible party ("PRP") at the Site; and

         WHEREAS, on or about September 28, 1990, the EPA filed a complaint in the United States District Court for the District of Puerto Rico in the case captioned United States v. Caribe General Electric Products, Inc. et al., Case No. 90-2287CCC, seeking, among other things, damages and recovery of costs from the potentially responsible parties ("PRPs"); and

         WHEREAS, on or about June 30, 1993, Harvard Industries, Inc. ("Harvard"), Harman, Harman Automotive Puerto Rico, GE, Unisys, Motorola, Inc., Motorola Telcarro de Puerto Rico, Inc., The West Company Incorporated and the West Company of Puerto Rico, Inc. (collectively "the PRPs") entered into a Settlement Agreement (the "Settlement Agreement") governing certain obligations of the PRPs: (1) relating to environmental clean-up at the Site and (2) to each other (attached hereto as Exhibit A); and

         WHEREAS, among other things, the Settlement Agreement provided that Harman would pay GE the sum of $800,000 (the "Payment Obligation") in consideration of GE's agreement to indemnify, defend and hold Harman harmless against the Lawsuit and all claims and demands related to the Site, subject to [certain limited] exclusions;

         WHEREAS, Paragraph 11a of the Settlement Agreement requires Harman to satisfy the Payment Obligation through 20 quarterly installments of $56,010.92 each with 9% interest per annum and to pay over to GE all amounts it recovers from Beatrice

Foods Company on account of a related claim, less attorneys fees until Harman's payment obligation is satisfied; and

         WHEREAS, Harman commenced quarterly payments of the Payment Obligation in January 1995 but failed to pay over to GE its recovery from Beatrice Foods Company; and

         WHEREAS, on May 8, 1997 (the "Petition Date"), Harvard, Harman and each of the other Debtors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") and since the Petition Date, the Debtors have operated their businesses and remained in possession of their property as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code; and

         WHEREAS, as of the Petition Date, the Debtors owed GE $557,760.20 of the Payment Obligation; and

         WHEREAS, on or about February 2, 1997, GE filed two proofs of claim (Claim Nos. 1741 and 1742) (the "Claims") against Harvard and Harman, each asserting a secured claim in the amount of $557,760.20 representing all monies owed to GE for the Payment Obligation; and

         WHEREAS, the Debtors entered into discussions with GE regarding its Claims and treatment of the Settlement Agreement under the Plan but no agreement was reached prior to the confirmation hearing on the Plan; and

         WHEREAS, the Debtors listed the Settlement Agreement on its Schedule of Rejected Executory Contracts, as revised as of October 13, 1998, but after careful consideration by senior management of the Debtors, the Debtors have determined that it was in its their best interests to assume the Settlement Agreement as modified by the terms of the agreement reached herein; and

         WHEREAS, on October 15, 1998, the United States District Court for the District of Delaware (the "Bankruptcy Court") confirmed the Debtors' First Amended and Modified Consolidated Plan Under Chapter 11 of the Bankruptcy Code, dated August 19, 1998 (the "Plan"); and

         WHEREAS, Harman, Harvard and GE have amicably resolved all outstanding issues regarding the Settlement Agreement and the Claims upon the terms and conditions set forth herein;

         NOW, THEREFORE, IT IS HEREBY STIPULATED, CONSENTED AND AGREED TO by and between the Debtors and GE, by and through their undersigned counsel, as follows:

         1. Notwithstanding any prior orders of the Bankruptcy Court, the Settlement Agreement is hereby assumed by the Debtors as modified by this Stipulation and, as modified, shall remain in full force and effect.

         2. Paragraph 11a of the Settlement Agreement shall be modified in its entirety to reflect the following payment terms:

                  a) The Debtors agree to pay GE $300,000 in cash (the "Revised Payment Obligation") in full and final satisfaction of the Claims and the remainder of the Payment Obligation under the Settlement Agreement.

                  b) The Revised Payment Obligation shall be paid as follows:


                     (1) The Debtors shall pay GE the sum of $100,000 within ten
                         (10) days of the
                         later of (i) the Effective Date of the Plan (as such term is defined in the Plan) and (ii) the date of the Bankruptcy Court's approval and entry of this Stipulation;

                     (2) The Debtors shall pay GE the sum of $100,000 on or
                         before the eighth month anniversary of the Effective Date;

                     (3) The Debtors shall pay GE the sum of $100,000 on or
                         before the sixteenth month anniversary of the Effective Date; and

                     (4) The Revised Payment Obligation payments shall be made
                         payable to the order of General Electric Company and mailed to:

                         William Anderson, Esq.
                         Manager and Senior Counsel -
                           Environmental Safety
                         GE ED&C
                         41 Woodford Avenue
                         Plainville, CT 06062-2334
                         (860) 747-7135.

         3. Claim Nos. 1741 and 1742 shall be deemed withdrawn by GE with prejudice on the later to occur of (a) the Effective Date and (b) the date of the Bankruptcy Court's approval and entry of the Stipulation.

         4. GE shall not file any other claims relating to the Settlement Agreement in the Bankruptcy Cases or seek to refile, modify or amend Claim Nos. 1741 and 1742.

         5. In the event of any conflict between the provisions of the Settlement Agreement and this Stipulation, the provisions of this Stipulation shall govern.

         6. GE and, subject to Bankruptcy Court approval, Debtors represent that they are each authorized to enter into this Stipulation.

         7. The Bankruptcy Court shall retain exclusive jurisdiction to hear and determine any matter arising from or relating to this Stipulation and the Claims which are the subject hereof.

         8. This Stipulation is subject to the approval of the Bankruptcy Court and is conditioned and is effective only upon the Effective Date of the Plan.

Dated: November 2d, 1998

YOUNG CONAWAY STARGATT &                           LAW OFFICES OF GLENN REISMAN
   TAYLOR, LLP

 /s/ Victoria Watson Counihan                                    /s/
-------------------------------                                 ------------------------------------
James L. Patton (No. 2202)                                       Glenn Reisman, Esq.
S. David Peress (No. 2679)                                       c/o General Electric Company
Victoria W. Counihan (No. 3488)                                  2 Corporate Drive
Rodney Square North                                              P.O. Box 861
P.O. Box 391                                                     Shelton, CT 06484-0861
Wilmington, DE 19899-0391
(302) 571-6600                                                   Attorneys for General Electric Company and
                                                                 Caribe General Electric Products, Inc.

Co-Counsel for the Debtors and
   Debtors in Possession

          -and-

WILLKIE FARR & GALLAGHER
Myron Trepper
787 Seventh Avenue
New York, New York 10019
(212) 728-8000

Co-Counsel for the Debtors and
   Debtors in Possession

SO ORDERED AND APPROVED
This 29th day of December, 1998




/s/ Sue L. Robinson
-------------------------------
UNITED STATES DISTRICT JUDGE

                                                                       Exhibit A


                              SETTLEMENT AGREEMENT
                              --------------------


         1. This Agreement shall be dated and effective as of June 30, 1993, and is entered into by the following Parties:

            a. General Electric Company and Caribe General Electric Products, Inc., collectively referred to in this Agreement as "GE;"

            b.  Unisys Corporation, referred to in this Agreement as "Unisys;"

            c. Harvard Industries, Inc.,. Harmon Automotive, Inc., and Harman Automotive of Puerto Rico, Inc., collectively referred to in this Agreement as "Harman;"

            d. Motorola, Inc. and Motorola Telcarro de Puerto Rico, Inc., collectively referred to in this Agreement as "Motorola;" and

            e. The West Company Incorporated and The West Company of Puerto Rico, Inc., collectively referred to in this Agreement as "West."

A.  General Provisions

         2. Terms used in this Agreement have the following meanings:

            a.  "Agreement" means this Settlement Agreement.

            b.  "Agreement Date" means June 30, 1993.

            c. "Cleanup" means measures, and the costs of measures, required or necessary to clean up or remediate environmental contamination under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C ss.ss. 9601, et seq. ("CERCLA"), or a present Puerto Rico equivalent statute.

            d. "EPA's OU-1 Order" means EPA's Administrative Order, Index No. II-CERCLA-90302, dated March 22, 1989.

            e. "EPA's OU-2 Order" means EPA's Administrative Order, Index No. II-CERCLA-00301, dated September 27, 1990.

            f.  "Future" means occurring after the Agreement Date.

            g.  "Past" means occurring before the Agreement Date.

            h.  "GE/Unisys" means GE and Unisys collectively.

            i. "Initial Testing Program" means actions required by paragraphs 40 to 46, inclusive, of EPA's OU-1 Order.

            j. "PRIDCO Industrial Park" means that area owned by the Puerto Rico Industrial Development Company ("PRIDCO") in the municipality of Vega Alta, Puerto Rico, and which is located within the Site.

            k. "Landfill" means the landfill located approximately one (1) mile north of the PRIDCO Industrial Park.

            l. "Lawsuit" means United States v. Caribe General Electric Products, Inc., et al., C.A. No. 90-2287CCC, in the United States District Court for the District of Puerto Rico.

            m. "Maguayo Wells" means the wells installed by the Puerto Rico Aqueduct and Sewer Authority ("PRASA") in the Maguayo wellfield.

            n. "Ponderosa Well" means the Ponderosa Well and all of its associated equipment including pumps, air stripper, piping, and any buildings, fences and other items associated therewith.

            o. "Puerto Rico Agency" means the government of Puerto Rico and any Puerto Rico governmental or quasi-governmental entity.

            p. "Site" means the CERCLA National Priorities List site known as the Vega Alta Wellfield Site, and the site that is the subject of the Lawsuit. "Site" includes the "pluma" of volatile organic compound ("VOC") contaminants that originates from the PRIDCO Industrial Park.

                  q. "United States" means the United States government and its agencies, including the Environmental Protection Agency ("EPA").

                  r. "CERCLA hazardous substance" means a substance as defined in section 101(14) of CERCLA, 42 U.S.C. ss.9601.

         3. Each entity listed in paragraph 1 is a Party to this Agreement, whether or not the entity is named as a party in the Lawsuit. Corporate parents listed in paragraph 1 shall be fully responsible for the obligations of their subsidiaries under this Agreement.

         4. The Parties intend this Agreement to be a contract and to be enforceable as such.

         5. In return for the commitments made in this Agreement the Parties hereby release their claims against each other asserted in the Lawsuit. Except for actions to enforce this Agreement, the Parties shall seek no further relief from each other for the claims asserted in the Lawsuit or addressed in this Agreement; provided, however, that resolution of claims as between GE and Unisys is not determined by this Agreement.

         6. All Parties shall be responsible for their own Past costs and hereby release all other Parties from any claims for such costs; provided, however, that GE and Unisys do not herein release each other from such claims.

         7. Harman, Motorola and West each shall retain their rights to contribution or indemnification against their insurers, corporate predecessors in interest, and any others (excepting PRIDCO and PRIDCO's lessees) which may be responsible by contract for any alleged liability of Harman, Motorola or West with respect to the Site. As to any other claims that Harman, Motorola or West may have against any person, including rights against PRIDCO or its lessees, for contribution or otherwise, for any of the matters which are covered by this Agreement, including their Past costs, Harman, Motorola and West hereby assign such other claims to GE/Unisys; provided, however, that (subject to the requirements of paragraph 11, below) Harman may retain its cause of action against Beatrice Foods Co. ("Beatrice"), as reflected in Harman's Complaint against Beatrice, filed on December 18, 1992 (N.J. Super., Law Div., Monmouth Co., Civ. No. L 8286-92) ("Beatrice Claim"). Notwithstanding the foregoing any Party may exchange mutual releases with PRIDCO.

         8. All Parties shall cooperate in good faith with each other to achieve the objectives of this Agreement.

         9. The Parties shall make all reasonable efforts to resolve informally any questions that arise in the implementation or interpretation of this Agreement. If such efforts fail the Parties retain their rights to seek judicial enforcement of this Agreement.

         B. Responsibilities of Harman, Motorola and West

         10. Harman, Motorola and West each shall stipulate to the United States, in form reasonably acceptable to the United States and to each company, that it is liable to the United States with respect to the Site, but only after
(a) GE has so stipulated and (b) this Agreement, and in particular GE/Unisys's indemnity of Harman, Motorola and West under paragraph 16 of this Agreement, is fully in effect. Such stipulations shall be solely for the benefit of the United States and shall be void as to any Party or other person. The Parties shall not assert or rely upon such stipulations in any proceeding or for any purpose.

         11. Harman, Motorola and West each shall make payments to GE as follows:

                  a. As an allowed Class 6 claim under its Sixth Amended Plan of Reorganization, Harman shall pay $800,000.00, plus interest at the rate of 9% per annum, to GE in 20 equal quarterly installments of $56,010.92 each, commencing on January 1, 1995; provided, however, that Harman shall immediately pay over to GE all amounts which it recovers from Beatrice on account of the Beatrice Claim (paragraph 7, above) (by settlement, judgment or otherwise), less reasonable attorneys' fees paid by Harman in connection with the Beatrice Claim, until Harman's obligations under this paragraph are satisfied in full.

                  b. On or before July 30, 1993, Motorola shall pay GE $800,000.00.

                  c.  On or before July 30, 1993, West shall pay GE $800,000.00.

Harman, Motorola and West are not responsible for each other's payments under this paragraph.

         12. Harman, Motorola and West shall have the following obligations with respect to the Ponderosa Well:

                  a. Harman, Motorola and West shall complete compliance with paragraphs 40-46 of EPA's OU-1 Order relating to the Initial Testing Program;

                  b. Harman, Motorola and West shall afford GE/Unisys full cooperation during the Initial Testing Program to enable GE/Unisys to prepare to perform Operation and Maintenance of the Ponderosa Well; and

                  c. Upon completion of the Initial Testing Program Harman, Motorola and West shall convey to GE/Unisys their ownership interest in the Ponderosa Well, if any, and any warranties, insurance policies, and other rights related thereto.

         13. Harman, Motorola and West shall be responsible for any claims or demands for penalties for violations of EPA's OU-2 Order relating to the design and construction of the Ponderosa Well and arising from or related to events prior to the conclusion of the Initial Testing Program.

         14. Harman, Motorola and West each shall be responsible for any necessary source control or remediation measures at its own facility or former facility at the PRIDCO Industrial Park. Harman, Motorola and West are not responsible for each other's obligations under this paragraph.

         15. Harman, Motorola and West shall provide GE/Unisys with reasonable access to their facilities, if any, at the PRIDCO Industrial Park, so that GE/Unisys may efficiently and economically perform their responsibilities under Section C of this Agreement.

         C. Responsibilities of GE/Unisys

         16. On and after the Agreement Date GE/Unisys shall indemnify, defend and hold harmless Harman, Motorola and West with respect to the Lawsuit and all claims and demands related to the Site, other than claims or demands for (a) groundwater contamination other than VOCs, (b) matters specifically listed as the responsibility of Harman, Motorola and West under Section B of this Agreement or (c) matters excluded under Section D of this Agreement. GE/Unisys's responsibility under the preceding sentence applies without regard to the identity of the person asserting such claim or demand, and without regard to whether such claim or demand is asserted directly, indirectly, in contribution, or otherwise. In the event of any such claim or demand, Harman, Motorola and West shall cooperate fully with GE/Unisys's defense thereof, by providing full access to relevant documents and knowledgeable witnesses and by providing other reasonably necessary assistance as requested by GE/Unisys.


        17. Except for the limitations specified in paragraph 16, GE/Unisys's responsibilities under that paragraph include, without limitation:

            a. Requirements of EPA's OU-1 Order, including the operation and maintenance of the Ponderosa Well after the Initial Testing Program;

            b. Any requirement to install carbon treatment equipment on or for the Ponderosa Well;

            c. Requirements of EPA's OU-1 Order relating to the "Monterrey 2"
               well;

            d. Completion of compliance with EPA's OU-2 Order;

            e. Compliance with any Future EPA orders related to the Site;

            f. Any Cleanup of the Site required under any new or amended Record of Decision;

            g. Any other claims or demands by the United States or a Puerto Rico
               Agency for Site Cleanup;

            h. Any requirements of any Puerto Rico Agency ancillary to other responsibilities under this paragraph such as obtaining permits and authorizations, preparing any necessary contingency plans, and performing any monitoring and reporting requirements. Such requirements include, without limitation, any remaining requirements under item 15 of PRASA's September 16, 1992 Authorization for Construction and Operation of Remedial Action at the Vega Alta Public Supply Wells, and sampling and reporting requirements contained in the Puerto Rico Department of Natural Resources' September 4, 1992 letter to West

                       Company granting Petition to Waive Franchise to Operate the Ponderosa Well during Remedial Action; and

                  i. Any claim or demand of PRASA related to operation or maintenance of the Ponderosa Well.

         18. To the extent GE/Unisys have, and fulfill, responsibility under this Agreement for particular Cleanup or other obligations, Harman, Motorola and West relinquish all involvement, discretion, participation or control over GE/Unisys's performance of such obligations and agree that GE/Unisys shall be free to manage such matters in their sole discretion.

         19. GE/Unisys shall be responsible for claims or demands of the United States and any Puerto Rico Agency for any Past or Future costs incurred in connection with the Site including, without limitation, costs claimed by the United States in the Lawsuit and any Future oversight or administrative costs related to matters that are the responsibility of GE/Unisys under this Agreement.

         20. GE/Unisys shall be responsible for Cleanup of any VOC groundwater contaminants that are commingled with VOC groundwater contaminants originating from the PRIDCO Industrial Park, including any such VOC contaminants identified in the Future. This responsibility applies to VOC contaminants originating from sources other than the PRIDCO Industrial Park, including, without limitation, the Landfill and the facility known as "Owens-Illinois" located northwest of the PRIDCO Industrial Park.

         21. GE/Unisys shall be solely responsible for claims or demands by any entity for installation of, or payment for, the "Maguayo Wells" and any other water supply wells or treatment or remedial facilities asserted to be necessary due to groundwater contamination from the Industrial Park.

         22. GE/Unisys shall be responsible for claims or demands for penalties for violations of (a) EPA's OU-2 Order, (b) EPA's OU-1 Order after the completion of the Initial Testing Program, or (c) any Future EPA order relating to the Site.

         23. GE/Unisys shall make all reasonable efforts to settle and end the Lawsuit as soon as possible on terms acceptable to all the Parties.

         24. GE/Unisys shall make all reasonable efforts to avoid Harman, Motorola and West being parties to any future consent decrees, orders or agreements for investigation or Cleanup at the Site.

         25. After completion of the Initial Testing Program GE/Unisys shall take over the administrative aspects of addressing the Site, including communications with the United States and Puerto Rico Agencies.

         26. GE/Unisys shall keep Harman, Motorola and West informed of activities and developments at the Site in a manner and to an extent appropriate in light of any potential future involvement of Harman, Motorola and West with the Site arising from the stipulations required by paragraph 10 of this Agreement or otherwise.

         27. If EPA requires GE/Unisys to implement a groundwater remedy at the Site which does not include delivery of the treated water to the PRASA distribution system (but instead requires some other disposition of the treated water such as reinjection), then the Parties recognize that an increase in Harman's, Motorola's and West's payments under this Settlement Agreement will be necessary. If and when such alternative groundwater remedy is required, GE/Unisys, Harman, Motorola and West promptly will negotiate a new monetary allocation among themselves to account for the increased capital, operating and maintenance costs of the groundwater remedy. If within sixty (60) days after EPA's order calling for a groundwater remedy that does not include delivery of the treated water to the PRASA distribution system, the Parties cannot agree on the amount (present value) by which such costs have been increased ("the delta"), then that amount shall be determined by final and binding arbitration under the rules of the American Arbitration Association. GE/Unisys will be responsible for 90% of the delta and Harman, Motorola and West each will be responsible for 3-1/3% of the delta.

         D. Excluded Matters

         28. The following matters are specifically excluded from this Settlement Agreement. The Parties retain any claims and defenses they may have, against each other or otherwise, with respect to the following matters:

                  a. Claims for natural resource damages and claims for response costs incurred by any natural resource trustee;

                  b.   Personal injury or property damage claims;

                  c. Future releases, spills or disposal on or into the ground or surface waters, or directly into the groundwater, of CERCLA hazardous substances that are not on or in the ground as of the Agreement Date; and

                  d. Remediation of the Landfill (or any other location besides the Site) above the water table if required by the United States, a Puerto Rico Agency, or any other governmental authority.

         E. Miscellaneous

         29. This Agreement shall be governed by and interpreted in accordance with the laws of the District of Columbia, without regard to the principles governing conflicts of laws.

         30. Should any provision of this Agreement be deemed unenforceable for any reason, the remainder of this Agreement shall continue in effect so long as the purpose of this Agreement is not nullified by the absence of such provision.

         31. This Agreement reflects the entire agreement between the Parties and supersedes all prior agreements related to the same subject matter. This Agreement can be amended, restated or supplemented only by the written agreement of all Parties.

         32. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     33. This Agreement may be signed in two or more counterparts, all of which together shall be the original Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.




                            GENERAL ELECTRIC COMPANY and
                              CARIBE GENERAL ELECTRIC
                              PRODUCTS, INC.


                            By:
                               -----------------------------------------------

                            Title:
                                   -------------------------------------------

                            UNISYS CORPORATION

                            By:
                               -----------------------------------------------

                            Title:
                                   -------------------------------------------

                            HARVARD INDUSTRIES, INC.,
                              HARMAN AUTOMOTIVE, INC.
                              and HARMAN AUTOMOTIVE OF
                              PUERTO RICO, INC.


                            By:
                               -----------------------------------------------

                            Title:
                                   -------------------------------------------

                           MOTOROLA, INC. and MOTOROLA
                              TELCARRO DE PUERTO
                              RICO, INC.


                            By:
                               -----------------------------------------------

                            Title:
                                  --------------------------------------------





                           THE WEST COMPANY INCORPORATED
                              and THE WEST COMPANY OF
                              PUERTO RICO, INC.


                            By:
                               -----------------------------------------------

                            Title:
                                  --------------------------------------------

         33. This Agreement may be signed in two or more counterparts, all of which together shall be the original Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.




                            GENERAL ELECTRIC COMPANY and
                              CARIBE GENERAL ELECTRIC
                              PRODUCTS, INC.


                            By:
                               -----------------------------------------------

                            Title:
                                   -------------------------------------------

                            UNISYS CORPORATION

                            By:
                               -----------------------------------------------

                            Title:
                                   -------------------------------------------

                            HARVARD INDUSTRIES, INC.,
                              HARMAN AUTOMOTIVE, INC.
                              and HARMAN AUTOMOTIVE OF
                              PUERTO RICO, INC.


                            By:
                               -----------------------------------------------

                            Title:
                                   -------------------------------------------

         11. This Agreement may be signed in two or more counterparts, all of which together shall be the original Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.


                              GENERAL ELECTRIC COMPANY and
                                CARIBE GENERAL ELECTRIC
                                PRODUCTS, INC.


                              By:
                                 -----------------------------------------------

                              Title:
                                     -------------------------------------------

                              UNISYS CORPORATION

                              By: S.W. Martin
                                 -----------------------------------------------

                              Title: Vice President-Corporate Securities


                              HARVARD INDUSTRIES, INC.,
                                HARMAN AUTOMOTIVE, INC.
                                and HARMAN AUTOMOTIVE OF
                                PUERTO RICO, INC.


                              By:
                                 -----------------------------------------------

                              Title:
                                     -------------------------------------------

         11. This Agreement may be signed in two or more counterparts, all of which together shall be the original Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.


                              GENERAL ELECTRIC COMPANY and
                                CARIBE GENERAL ELECTRIC
                                PRODUCTS, INC.


                              By:
                                   ---------------------------------------------

                              Title:
                                      ------------------------------------------

                              UNISYS CORPORATION

                              By:
                                   ---------------------------------------------

                              Title:
                                      ------------------------------------------

                              HARVARD INDUSTRIES, INC.,
                                HARMAN AUTOMOTIVE, INC.
                                and HARMAN AUTOMOTIVE OF
                                PUERTO RICO, INC.


                              By:
                                   ---------------------------------------------

                              Title: Secretary

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.


                              GENERAL ELECTRIC COMPANY and
                                CARIBE GENERAL ELECTRIC
                                PRODUCTS, INC.


                              By:
                                 -----------------------------------------------

                              Title:
                                     -------------------------------------------

                              UNISYS CORPORATION

                              By:
                                 -----------------------------------------------

                              Title:
                                     -------------------------------------------

                              HARVARD INDUSTRIES, INC.,
                                HARMAN AUTOMOTIVE, INC.
                                and HARMAN AUTOMOTIVE OF
                                PUERTO RICO, INC.


                              By:
                                 -----------------------------------------------

                              Title:
                                     -------------------------------------------

                              MOTOROLA, INC. and MOTOROLA
                                TELCARRO DE
                                PUERTO RICO, INC.


                              By:
                                 -----------------------------------------------

                              Title: Corporate Vice President and
                                     General Manager

                              THE WEST COMPANY, INCORPORATED


                              By: Victor E. Zieglar
                                  ----------------------------------------------
                                  Victor E. Zieglar
                                  Executive Vice President

                              THE WEST COMPANY OF PUERTO RICO, INC.


                              By: Stephen M. Haumann
                                  ----------------------------------------------
                                  Stephen M. Haumann
                                  President